Exhibit 99.2

July Update OTCQB: ANFC Focused Growth in the Williston Basin July 22, 2015

Forward Looking Statements www.blackridgeoil.com 2 Statements made by representatives of Black Ridge Oil & Gas, Inc . (“Black Ridge” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the general economic or industry conditions, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in - fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to effectively utilize hedging, our ability to become listed on a national exchange, and other important factors . Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events .

Black Ridge Overview www.blackridgeoil.com 3  Public company. OTCQB, Ticker: ANFC  Bakken / Three Forks Shale Non - Operator Exploration and Production Company  Approximately 9,400 net leasehold acres  Production is approximately 82% oil, 18% natural gas and natural gas liquids  Key 1Q 2015 Operational Highlights:  Average production up 89% over 1Q 2014 to 992 boe /d  Current development projects seeing significant cost reductions leading to strong economics on 2H 2015 Teton well starts  Increased 2015 production guidance from 1,100 Boe /d to 1,200 Boe /d  Strategic alliance formed with Merced Capital, L.P.  Acquire / develop Williston Basin non - op assets  Details on slide 14 Black Ridge Operational Focus: Bakken / Three Forks Shale Oil North Dakota Montana Williston Basin

Why The Non - Operator Business Model? www.blackridgeoil.com 4  Ability to selectively invest in the highest return projects, without the need to control a drilling unit  Knowledge and data from approximately 350 gross wells to make capital allocation decisions  Low cost structure  Fragmented nature of non - operator leaseholds will continue to provide growth opportunity as the play matures  Flexible capex decision - making: option to participate in all well proposals from operating partners

Black Ridge Oil & Gas Strategy www.blackridgeoil.com 5 Deal Flow with Near - Term Development Disciplined Investment D ecisions and Asset Management Capital Availability Reporting, Controls, Regulatory C ompliance Cash Flow: IRR >30%

- 2.00 4.00 6.00 8.00 10.00 12.00 14.00 Producing "Drilling" Permitted www.blackridgeoil.com 6 Strong Development Pipeline to Feed Future Growth 8.8 2.2 Black Ridge Oil & Gas’ Net Wells (as of 3/31/15)  Permitting activity has slowed down in recent months, driven by oil prices  2.2 net wells currently drilling, dominated by Teton project (1.76 net)  60% growth in producing net wells year over year

0 200 400 600 800 1,000 1,200 1,400 2011 2012 2013 2014 2015 (projected) www.blackridgeoil.com 7 Production Ramping Up in High Return Areas Net Production BOE/d  1Q 2015 average production: 992 boe /d  Production gains in 2H 2015 from Teton project startup

General & Administrative Expenses www.blackridgeoil.com 8 $0 $10 $20 $30 $40 $50 $60 2011 2012 2013 2014 1Q 2015 Cash G&A (1) , $/ boe (1) Cash G&A excludes stock - based compensation and is a non - GAAP financial measure. Please see reconciliation in appendix.

$0 $5 $10 $15 $20 $25 $30 $35 $40 Cadence Chambers Outstanding Debt Total Availability Capital Structure www.blackridgeoil.com 9 Outstanding Debt, $MM (as of 03/31/15) Cadence Revolving Facility Senior Secured $34mm borrowing base (1) $8.1mm available LIBOR + 300/350 bps Matures: Jan 2017 Chambers Term Loan Subordinated $31.6mm drawn including PIK LIBOR + 900 bps, 400 bps PIK Matures: June 2017 (1) Borrowing base redetermined from $35mm to $34mm in March 2015

0 100 200 300 400 500 600 700 800 Q2 & Q3 2015 Q4 2015 1st Half 2016 2nd Half 2016 2017 Swaps Costless Collars Hedging Summary 10 www.blackridgeoil.com $72.40 $89.84 $75.84 $ 89.73 $80.00 - 89.50 Barrels Hedged (Bo/d), WTI ($/ Bbl , Swap Price i s Weighted Average) (1) $ 87.18 $75.00 - 95.60 $75.00 - 95.60 (1) Please reference hedging summary in appendix.

Corral Creek – Dunn County, ND www.blackridgeoil.com 11 ~30,884 Gross Acres 0.77% Working Interest (WI) 3 Rig Drilling Program, 52 Well Inventory (1) Development Status: • 9 6 Wells Producing (0.74 Net Wells) • 17 Wells “Drilling” (0.13 Net Wells) • 11 Wells Permitted (0.09 Net Wells) ~2748 Gross Acres 6.43% WI 1 Well Producing Lincoln USA 16 - 1H: 373k bbls in 730 days Remaining Inventory (1) : 9+ Wells ~1280 Gross Acres 19.34% WI 2 Wells Producing Gorhman 24 - 31MBH Gorhman 14 - 31TFH Remaining Inventory (1) : 5+ Wells ~1280 Gross Acres 3.10% WI 4 Wells Producing Remaining Inventory (1) : 3+ Wells ~1280 Gross Acres 3.10% WI 3 Wells Producing Remaining Inventory (1) : 4+ Wells Corral Creek Unit Hansen Halliday Lincoln Gorhman Montana North Dakota T147N R93W T147N R95W T147N R94W (1) Remaining Inventory is based upon publicly available NDIC data and internal estimates.

0 50,000 100,000 150,000 200,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Teton – McKenzie County, ND  Operator: ConocoPhillips  Twenty Eight Gross Well Spacing (1)  Twenty three gross (1.76 net) wells drilled to TD  Completions activity commencing in 2Q 2015  First production expected in 3Q 2015  Prolific area expected to deliver strong returns in today’s oil price environment  Project will dominate 2015 capex budget www.blackridgeoil.com 12 (1) 2560 - acre spacing unit. Information based on publicly available data, NDIC Case File #21952 (2) Graphic is illustrative only. Actual wellbore locations and targets subject to change. (3) Production is adjusted for downtime. Comparison wells are NDIC #23645 - 23648 Montana North Dakota Proposed Middle Bakken Proposed Three Forks 2 nd Bench Proposed Three Forks 1 st Bench T150N - R96W - 3 - 10 (2) Cumulative BOE Three Forks Lateral Months of Production (3) Middle Bakken Lateral 600 MBoe EUR Curve Recent ConocoPhillips Offset Completions

Why We Are Developing Teton www.blackridgeoil.com 13 Company Metrics: Average of Two Quarters Preceding and After Teton Start Up (1) Production, Boepd Debt / Boepd , $M 0 400 800 1,200 1,600 2,000 Pre Teton Post Teton 0 15,000 30,000 45,000 60,000 Pre Teton Post Teton (1) Please reference Teton project summary on slide 12. The C ompany expects to redetermine the senior secured borrowing base upon start up of Teton production

Merced Black Ridge Partnership www.blackridgeoil.com 14 Transaction Structure New Acquisition Merced Black Ridge, LLC Black Ridge Merced Capital, L.P. Equity Capital Deal sourcing, Mgmt. Services Management Fee, Promote Co - invest 0% - 25% Working interest 75% - 100% Working interest  Merced Black Ridge, LLC  Merced provides equity capital, with initial target of $ 5 0 Million, subject to Merced approval  Capital used to acquire / develop non - operated assets in the Williston Basin  Black Ridge will source deals and manage day to day business  Black Ridge will receive management fee and participation in entity profits once investor hurdles are met  Strategic rationale for Black Ridge  Structure is non - dilutive to existing shareholders  Potential to achieve significant equity returns with its share of partnership profits  Option to co - invest in high return projects for up to 25% working interest (held directly in Black Ridge)  Creates a long - term partnership that is scalable and repeatable www.mercedcapital.com

For More Information www.blackridgeoil.com 15 Ken DeCubellis Chief Executive Officer ken.decubellis@blackridgeoil.com 952 - 426 - 1241 Stay Up to Date on Black Ridge Oil & Gas www.blackridgeoil.com

www.blackridgeoil.com 16 Appendix

Hedging Summary 17 www.blackridgeoil.com Swaps Settlement Period Contract Date Oil (BBLS) Fixed Price 4/1/2015 - 12/31/2015 8/9/2013 18,000 $ 88.28 4/1/2015 - 12/31/2015 4/8/2014 15,750 $ 89.70 4/1/2015 - 12/31/2015 5/21/2014 9,000 $ 92.38 4/1/2015 - 12/31/2015 9/16/2014 22,500 $ 90.16 10/1/2015 - 12/31/2015 5/11/2015 36,000 $ 61.87 1/1/2016 - 12/31/2016 6/25/2014 60,000 $ 90.36 1/1/2016 - 12/31/2016 9/15/2014 24,000 $ 88.15 1/1/2016 - 6/30/2016 5/11/2015 45,000 $ 62.88 1/1/2017 - 12/31/2017 9/15/2014 78,000 $ 87.18 Costless Collars Settlement Period Contract Date Oil (BBLS) Fixed Price 4/1/2015 - 12/31/2015 12/13/2013 27,000 $ 75.00 / 95.60 1/1/2016 - 6/30/2016 8/9/2013 10,002 $ 80.00 / 89.50

Cash General and Administrative Expense per BOE 18 www.blackridgeoil.com Three months ended Year ended December 31, March 31, 2011 2012 2013 2014 2015 General and adminstrative (G&A) expense $ 1,850,536 $ 3,530,643 $ 2,299,757 $ 2,891,641 $ 810,008 Less stock - based compensation expense (753,860) (1,288,448) (643,817) (578,919) (160,924) Cash G&A expense $ 1,096,676 $ 2,242,195 $ 1,655,940 $ 2,312,722 $ 649,084 Barrels of oil equivelants (Boe) produced 22,624 73,933 108,808 291,780 89,308 Cash G&A per Boe $ 48.47 $ 30.33 $ 15.22 $ 7.93 $ 7.27